Prospectus & Application

                                   Templeton
                              American Trust, Inc.


                                  May 1, 1997



                     INVESTMENT STRATEGY: GROWTH AND INCOME


                     [FRANKLIN TEMPLETON LOGO APPEARS HERE]










This prospectus describes Templeton American Trust, Inc. (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

THE FUND MAY INVEST UP TO 35% OF ITS ASSETS IN SECURITIES IN ANY FOREIGN COUNTRY, DEVELOPED OR DEVELOPING. THE FUND MAY BORROW MONEY FOR INVESTMENT PURPOSES (LEVERAGING), WHICH MAY INVOLVE GREATER RISK AND ADDITIONAL COSTS TO THE FUND. SEE "HOW DOES THE FUND INVEST ITS ASSETS?--BORROWING." IN ADDITION, THE FUND MAY INVEST UP TO 10% OF ITS ASSETS IN RESTRICTED SECURITIES, WHICH MAY INVOLVE GREATER RISK AND INCREASED FUND EXPENSES.


The Fund has a Statement of Additional Information ("SAI"), dated May 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Templeton
American Trust, Inc.





This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

TEMPLETON
AMERICAN
TRUST, INC.
-------------------------------------------------------------------------------


May 1, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.



TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary.............................................................   2
Financial Highlights........................................................   4
How does the Fund Invest its Assets?........................................   6
What are the Fund's Potential Risks?........................................  10
Who Manages the Fund?.......................................................  13
How does the Fund Measure Performance?......................................  16
How Taxation Affects the Fund and its Shareholders..........................  16
How is the Fund Organized?..................................................  17
ABOUT YOUR ACCOUNT
How Do I Buy Shares?........................................................  18
May I Exchange Shares for Shares of Another Fund?...........................  24
How Do I Sell Shares?.......................................................  27
What Distributions Might I Receive from the Fund?...........................  31
Transaction Procedures and Special Requirements.............................  32
Services to Help You Manage Your Account....................................  36
What If I Have Questions About My Account?..................................  38
GLOSSARY
Useful Terms and Definitions................................................  39


700 Central Avenue
P.O. Box 33030
St. Petersburg, FL 33733-8030


1-800/DIAL BEN


                                             . Templeton American Trust, Inc.

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended December 31, 1996. The Fund's actual expenses may vary.

A.SHAREHOLDER TRANSACTION EXPENSES+                        CLASS I  CLASS II
  Maximum Sales Charge (as a percentage of Offering Price)  5.75%    1.99%
   Paid at time of purchase                                 5.75%++  1.00%+++
   Paid at redemption++++                                   None     0.99%
  Exchange Fee (per transaction)                            $5.00*   $5.00*

B.  ANNUAL FUND OPERATING EXPENSES
    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees                                           0.70%    0.70%
  Rule 12b-1 Fees                                           0.31%**  1.00%**
  Other Expenses                                            0.56%    0.56%
                                                           -------  -------
  Total Fund Operating Expenses                             1.57%    2.26%
                                                           -------  -------

C.EXAMPLE

  Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

           One Year Three Years Five Years Ten Years
  --------------------------------------------------
  CLASS I  $73***   $104        $138       $233
  CLASS II $43      $ 80        $130       $267


  For the same Class II investment, you would pay projected expenses of $33 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.

                                             Templeton American Trust, Inc. .

+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
 *$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.

                                               Templeton American Trust, Inc.

FINANCIAL HIGHLIGHTS


This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


CLASS I SHARES


Year Ended December 31                                 1996   1995/1/
------------------------------------------------------------------------
Per Share Operating Performance
(For a share outstanding throughout the period)
Net asset value, beginning of period                  $14.23  $13.37
                                                      ------  ------
Income from investment operations:
  Net investment income                                  .20     .11
  Net realized and unrealized gain                      2.60    1.21
                                                      ------  ------
Total from investment operations                        2.80    1.32
                                                      ------  ------
Distributions:
  Dividends from net investment income                  (.26)   (.20)
  Distributions from net realized gains                 (.75)   (.26)
                                                      ------  ------
Total distributions                                    (1.01)   (.46)
                                                      ------  ------
Change in net asset value                               1.79     .86
                                                      ------  ------
Net asset value, end of period                        $16.02  $14.23
                                                      ======  ======
Total Return/2/                                        19.90%   9.94%
Ratios/supplemental data
Net assets, end of period (000)                       $2,053  $  881
Ratio of expenses to average net assets                 1.57%   1.81%/3/
Ratio of net investment income to average net assets    1.53%   1.31%/3/
Portfolio turnover rate                                15.93%   4.44%
Average commission rate paid (per share)              $.0410


/1/For the period May 1, 1995 (commencement of sales) through December 31,
1995.
/2/Total Return does not reflect sales commissions. Not annualized for periods less than one year.
/3/Annualized.

                                               Templeton American Trust, Inc. .
                                                                              4

CLASS II SHARES


Year Ended December 31      1996     1995     1994     1993     1992    1991/1/
--------------------------------------------------------------------------------
Per Share Operating Performance
(For a share outstanding
  throughout the period)
Net asset value,
  beginning of period      $ 14.25  $ 12.49  $ 13.39  $ 11.77  $ 11.20  $ 10.00
                           -------  -------  -------  -------  -------  -------
Income from investment
  operations:
  Net investment income        .14      .14      .04      .04      .10      .08
  Net realized and
    unrealized gain           2.54     2.04      .17     1.82      .83     1.22
                           -------  -------  -------  -------  -------  -------
Total from investment
  operations                  2.68     2.18      .21     1.86      .93     1.30
                           -------  -------  -------  -------  -------  -------
Distributions:
  Dividends from net
    investment income         (.14)    (.14)    (.05)    (.03)    (.11)    (.08)
  Distributions from net
    realized gains            (.75)    (.28)   (1.06)    (.21)    (.09)    (.02)
  Distributions in excess
    of realized gains           --       --       --       --     (.16)      --
                           -------  -------  -------  -------  -------  -------
Total distributions           (.89)    (.42)   (1.11)    (.24)    (.36)    (.10)
                           -------  -------  -------  -------  -------  -------
Change in net asset value     1.79     1.76     (.90)    1.62      .57     1.20
                           -------  -------  -------  -------  -------  -------
Net asset value, end of
  period                   $ 16.04  $ 14.25  $ 12.49  $ 13.39  $ 11.77  $ 11.20
                           =======  =======  =======  =======  =======  =======
Total Return/2/              18.91%   17.55%    1.63%   15.82%    8.33%   13.05%
Ratios/supplemental data
Net assets, end of period
  (000)                    $44,648  $44,183  $37,959  $34,418  $27,485  $13,019
Ratio of expenses to
  average net assets          2.26%    2.40%    2.47%    2.53%    3.17%    3.94%/3/
Ratio of expenses, net of
  reimbursement, to
  average net assets          2.26%    2.40%    2.47%    2.53%    2.25%    2.25%/3/
Ratio of net investment
  income to average net
  assets                       .85%     .95%     .34%     .31%    1.13%    1.64%/3/
Portfolio turnover rate      15.93     4.44%   31.92%   14.10%   27.91%    9.86%
Average commission rate
  paid
  (per share)              $ .0410


/1/For the period February 7, 1991 (commencement of operations) to December 31, 1991.
/2/Total return does not reflect sales commissions or the contingent deferred sales charge. Not annualized for periods of less than one year.
/3/Annualized.
                                               . Templeton American Trust, Inc.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Fund's investment objective is long-term total return (capital growth and income), which it seeks to achieve through a flexible policy of investing primarily in stocks and debt obligations of U.S. companies. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

As a fundamental policy, the Fund will invest at least 65% of its total assets in stocks and debt obligations of U.S. companies (including the U.S. government and its agencies). The Fund will invest in common stock, preferred stock and debt obligations (defined as debt securities, rated or unrated, convertible bonds and bonds selling at a discount, and which may include structured investments). TICI will select equity investments for the Fund on the basis of fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy). Although TICI will consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values, the primary factor in selecting equity securities will be the company's current price relative to its long-term earnings potential, as determined by TICI. The percentage of the Fund's assets to be invested in equity and debt securities will vary from time to time, based on TICI's assessment of the relative total return potential of various investment vehicles.


Whenever, in the judgment of TICI, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country, consisting of: short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the government of a foreign country, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A-1 by S&P or, if unrated, of comparable quality as determined by TICI; and repurchase agreements with U.S. banks and broker-dealers with respect to such securities. In addition, the Fund may invest up to 25% of its total assets in obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. and foreign banks; provided that the Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets. In the event the Fund adopts a temporary defensive position, the investment practices described above may not be consistent with the Fund's stated investment objective.


With respect to 75% of its total assets, the Fund may invest no more than 5% of its total assets in securities issued by any one company or government,

                                               Templeton American Trust, Inc. .
exclusive of U.S. government securities. In furtherance of its objective of long-term total return, the Fund may invest up to 5% of its assets in warrants (excluding warrants acquired in units or attached to securities). The Fund may not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, and may not invest more than 10% of its total assets in securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity), and over-the-counter options purchased by the Fund. Assets used as cover for over-the-counter options written by the Fund will be considered not readily marketable.

The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency exchange contracts, and futures contracts and related options, all of which may be classified as derivatives. When deemed appropriate by TICI, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investment techniques are described below and under the heading "How does the Fund Invest its Assets?" in the SAI.

The Fund does not intend to emphasize short-term trading profits and usually expects to have a portfolio turnover rate not exceeding 50%.

The Fund's investment objective, as well as certain investment restrictions described in the SAI, cannot be changed without shareholder approval. All other investment policies may be modified by the Fund's Board.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund is authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund may invest and may not be available for extensive use in the future.

BORROWING. The Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

                                          . Templeton American Trust, Inc.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities.

OPTIONS ON SECURITIES OR INDICES. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund may enter into forward foreign currency exchange contracts
("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific

                                              Templeton American Trust, Inc. .
                                                                               8
currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The Fund will not enter into forward contracts if, as a result, the Fund will have more than 20% of its total assets committed to the consummation of such contracts. The Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How does the Fund Invest its Assets? - Futures Contracts" in the SAI. The Fund may not commit more than 5% of its total assets to initial deposits on futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.


REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Fund may enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement the Fund acquires a security from a U.S. bank or a registered broker-dealer who simultaneously agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in its ability to dispose of the underlying security and might incur a

                                             . Templeton American Trust, Inc.

loss if the value of the security declines, as well as incur disposition costs in liquidating the security.


OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.


WHAT ARE THE FUND'S POTENTIAL RISKS?


You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested in equity securities may also be reflected in declines in the price of the shares of the Fund. Changes in the prevailing rates of interest in any of the countries in which the Fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of Fund shares. Increased rates of interest, which frequently accompany inflation and/or a growing economy, are likely to have a negative effect on the value of Fund shares. In addition, changes in currency valuations will affect the price of the shares of the Fund. History reflects both decreases and increases in stock markets and interest rates in individual countries and throughout the world, and in currency valuations, and these may occur unpredictably in the future. Additionally, investment decisions made by TICI will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

The Fund may invest up to 35% of its total assets in securities in any foreign country, developed or developing, if they are listed on a stock exchange, and has a limited right to purchase such securities if they are unlisted. Investors should consider carefully the risks associated with investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or

                                             Templeton American Trust, Inc. .

confiscatory taxation, taxation of income earned in the foreign nation or other taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. Also, some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.


Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of any of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. As an operating policy, the Fund may invest no more than 5% of its assets in Eastern European countries, which involve special risks that are described under "What are the Fund's Potential Risks?" in the SAI.

Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.


                                             Templeton American Trust, Inc.

 .
Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

As a non-fundamental policy, the Fund will limit its investments in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "What are the Fund's Potential Risks?" in the SAI.

The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

The Fund is authorized to invest in medium quality or high-risk, lower quality debt securities that are rated between BBB and C by S&P, and between Baa and C by Moody's or, if unrated, are of equivalent investment quality as determined by TICI. As an operating policy, which may be changed by the Board without shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of the Fund and its shareholders. See "How does the Fund Invest its Assets? - Debt Securities" in the SAI for descriptions of debt securities rated BBB by S&P and Baa by Moody's. High-risk, lower quality debt securities, commonly known as junk bonds, are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for

                                                Templeton American Trust, Inc.

purchase (whether rated or unrated) will be carefully analyzed by TICI to insure, to the extent possible, that the planned investment is sound. The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of TICI, the issuer may resume interest payments in the near future. As a fundamental policy, the Fund will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities, which may be illiquid.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on TICI's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or securities indices is subject to similar risk considerations.

There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in the prospectus and in the SAI.

WHO MANAGES THE FUND?


THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. TICI manages the Fund's assets and makes its investment decisions. TICI also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, TICI and its affiliates manage over $188 billion in assets. The Templeton organization has been investing globally since 1940. TICI and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Korea, Luxembourg, Poland, Russia, Singapore, South Africa,

                                               Templeton American Trust, Inc.

 .
Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

PORTFOLIO MANAGEMENT. The lead portfolio manager of the Fund since 1996 is Peter A. Nori. Mr. Nori is a vice president of TICI. He holds a BS in finance and an MBA with an emphasis in finance from the University of San Francisco. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research. Mr. Nori completed Franklin's management training program before moving into portfolio research in 1990 as an equity analyst and co-portfolio manager of the Franklin Convertible Securities Fund before joining the Templeton organization in 1994. As a portfolio manager and research analyst, Mr. Nori currently manages several separate accounts and a variable annuity product. He has global research responsibilities for the steel and data processing industries, and country coverage of Austria.

Gary R. Clemons and William T. Howard, Jr. exercise secondary portfolio management responsibilities for the Fund. Mr. Clemons is a senior vice president of TICI. He holds a BS from the University of Nevada - Reno and an MBA with emphases in finance and investment banking from the University of Wisconsin - Madison. He joined TICI in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Columbia, Peru, Norway, and Sweden. Mr. Howard is a senior vice president of TICI. He holds a BA in international studies from Rhodes College and an MBA in finance from Emory University. He is a Chartered Financial Analyst and a member of the Financial Analysts Society. Before joining the Templeton organization in 1993, Mr. Howard was a portfolio manager and analyst with the Tennessee Consolidated Retirement System in Nashville, Tennessee, where he was responsible for research and management of the international equity portfolio, and specialized in the Japanese equity market. As a portfolio manager and research analyst with Templeton, Mr. Howard's research responsibilities include the shipping, machinery and engineering industries worldwide. He is also responsible for country coverage of Japan and New Zealand.

MANAGEMENT FEES. During the fiscal year ended December 31, 1996, management fees totaling 0.70% of the average daily net assets of the Fund were paid to TICI. Total expenses, including fees paid to TICI, were 1.57% for Class I and 2.26% for Class II.

PORTFOLIO TRANSACTIONS. TICI tries to obtain the best execution on all transactions. If TICI believes more than one broker or dealer can provide the

                                               Templeton American Trust, Inc. .

best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Fund. Prior to October 1, 1996, the Fund's Administrator was Templeton Global Investors, Inc. During the fiscal year ended December 31, 1996, administration fees totaling 0.15% of the average daily net assets of the Fund were paid. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.


THE RULE 12B-1 PLANS


Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may reimburse Distributors for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of December 31, 1996, there were no unreimbursed expenses under the Class I plan. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Payments by the Fund under the Class II plan may not exceed 1.0% per year of Class II's average daily net assets. This amount includes a maximum of 0.25% of Class II's average daily net assets which may be paid to Securities Dealers or others for personal service and the maintenance of shareholder accounts and a maximum of 0.75% which may be paid to Securities Dealers who sell Class II shares. The Class II plan, as a technical matter, permits expenses not reimbursed in any year to be reimbursed in future years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. Distributors has indicated that it does not intend to seek such reimbursement. During the first year after a purchase of Class II shares, Distributors may keep a portion of the Rule 12b-1 fees to reimburse costs associated with the purchase.


                                             . Templeton American Trust, Inc.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, each class of the Fund advertises its performance. The more commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute to shareholders substantially all of its net investment income and realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to shareholders of record on a date in such month and paid during the following January will be treated as having been received by shareholders on December 31 in the year such distributions were declared. The Fund will inform shareholders each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.


                                             Templeton American Trust, Inc. .

HOW IS THE FUND ORGANIZED?


The Fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on October 31, 1990, and is registered with the SEC under the 1940 Act. The Fund offers two classes of shares: Templeton American Trust, Inc. - Class I and Templeton American Trust, Inc. - Class II. All shares purchased before May 1, 1995 are considered Class II shares. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act.


The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.


                                              . Templeton American Trust, Inc.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.

                         MINIMUM
                       INVESTMENTS*
-----------------------------------
To Open Your Account.      $100
To Add to Your
  Account............      $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

Deciding Which Class to Buy

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:

 .you expect to invest in the Fund over the long term;

 .you qualify to buy Class I shares at a reduced sales charge; or

 .you plan to buy $1 million or more over time.

You should consider Class II shares if:

 .you expect to invest less than $50,000 in the Franklin Templeton Funds; and

 . you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.
                                                Templeton American Trust, Inc. .

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                              TOTAL SALES CHARGE
                                              AS A PERCENTAGE OF
                                              -------------------
                                                                   AMOUNT PAID
                                                                  TO DEALER AS A
AMOUNT OF PURCHASE                            OFFERING NET AMOUNT PERCENTAGE OF
AT OFFERING PRICE                              PRICE    INVESTED  OFFERING PRICE
--------------------------------------------------------------------------------
Class I
Under $50,000................................  5.75%     6.10%        5.00%
$50,000 but less than $100,000...............  4.50%     4.71%        3.75%
$100,000 but less than $250,000..............  3.50%     3.63%        2.80%
$250,000 but less than $500,000..............  2.50%     2.56%        2.00%
$500,000 but less than $1,000,000............  2.00%     2.04%        1.60%
$1,000,000 or more*..........................   None      None         None
Class II
Under $1,000,000*............................  1.00%     1.01%        1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? -
 Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."

SALES CHARGE REDUCTIONS AND WAIVERS

z IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR
  WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.


CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


                                              . Templeton American Trust, Inc.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

 . You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

 . You give Distributors a security interest in the reserved shares and appoint
  Distributors as attorney-in-fact.

 . Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

 . Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.


GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:

 .Was formed at least six months ago,

 .Has a purpose other than buying Fund shares at a discount,

 .Has more than 10 members,

 .Can arrange for meetings between our representatives and group members,


 . Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


 . Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

 . Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

                                               Templeton American Trust, Inc. .

SALES CHARGE WAIVERS. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

 2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds.

 3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

 4. Redemptions from any Franklin Templeton Fund if you:

  .Originally paid a sales charge on the shares,

  .Reinvest the money within 365 days of the redemption date, and

  .Reinvest the money in the same class of shares.

  An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

  If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.


 5. Redemptions from other mutual funds. This waiver category is only effective with respect to purchases of Fund shares made prior to June 1, 1997.

  If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if
  (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the

                                               . Templeton American Trust, Inc.

  statement showing your redemption, and purchase of the Fund's shares prior to June 1, 1997.


The Fund's sales charges will also not apply to Class I purchases by:


 6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 7. Group annuity separate accounts offered to retirement plans.

 8. Chilean retirement plans that meet the requirements described under "Retirement Plans" below.


 9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


10. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs.


11. Registered Securities Dealers and their affiliates, for their investment accounts only.

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer.

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

15. Accounts managed by the Franklin Templeton Group.

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts.


RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
(iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPS, such as

                                              Templeton American Trust, Inc. .

403(b) or 457 plans, must also meet the requirements described under "Group Purchases--Class I Only" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares?--Contingent Deferred Sales Charge" for details.

Any retirement plan that does not meet the requirements to buy Class I shares without a front-end sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.


HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers-- Retirement Plans" above - up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.
                                              . Templeton American Trust, Inc.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.


 METHOD              STEPS TO FOLLOW
-----------------------------------------------------------------------------
 BY MAIL             1. Send us written instructions signed by all account
                       owners
                     2. Include any outstanding share certificates for the
                       shares you're exchanging
-----------------------------------------------------------------------------
 BY PHONE            Call Shareholder Services or TeleFACTS(R)
                     z IF YOU DO NOT WANT THE ABILITY TO EXCHANGE BY PHONE TO
                       APPLY TO YOUR ACCOUNT, PLEASE LET US KNOW.
-----------------------------------------------------------------------------
 THROUGH YOUR DEALER Call your investment representative
-----------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

                                              Templeton American Trust, Inc. .

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

CONTINGENT DEFERRED SALES CHARGE - CLASS I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

CONTINGENT DEFERRED SALES CHARGE - CLASS II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging Class II shares more closely reflects the expectations of Class II shareholders if

                                              Templeton American Trust, Inc.
25
shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


 .You may only exchange shares within the same class, except as noted below.

 . The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


 . Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

 . The fund you are exchanging into must be eligible for sale in your state.

 . We may modify or discontinue our exchange policy if we give you 60 days' written notice.

 . Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request,
  (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the

                                                Templeton American Trust, Inc. .

Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Beginning on or about May 27, 1997, certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

 METHOD                             STEPS TO FOLLOW
-------------------------------------------------------------------------------
 BY MAIL                            1. Send us written instructions signed by
                                       all account owners
                                    2. Include any outstanding share
                                       certificates for the shares you are
                                       selling
                                    3. Provide a signature guarantee if
                                        required
                                    4. Corporate, partnership and trust
                                       accounts may need to send additional
                                       documents. Accounts under court
                                       jurisdiction may have other
                                       requirements.
-------------------------------------------------------------------------------
 BY WIRE                            1. You must sign up for the wire feature
 (Available for requests of $1,000,    before using it. To sign up, send us
 up to $50,000)                        written instructions, with a signature
                                       guarantee. To avoid any delay in
                                       processing, the instructions should
                                       include:
                                    . The name, address and telephone number of
                                      the bank where you want the proceeds sent
                                    . Your bank account number
                                    . The Federal Reserve ABA routing number
                                    . If you are using a savings and loan or
                                      credit union, the name of the
                                      corresponding bank and the account number
                                    2. Call Shareholder Services for wire
                                       instructions

 . Templeton American Trust, Inc.

 METHOD              STEPS TO FOLLOW
-------------------------------------------------------------------------------
                     3. If we receive your request in proper form before 1:00
                        p.m. Pacific time, your wire payment will be sent the
                        next business day. For requests received in proper form
                        after 1:00 p.m. Pacific time, the payment will be sent
                        the second business day.
                     You may have redemption proceeds wired to an escrow
                     account without preauthorized instructions.
-------------------------------------------------------------------------------
 BY PHONE            Call Shareholder Services
                     Telephone requests will be accepted:
                     . If the request is $50,000 or less. Institutional
                       accounts may exceed $50,000 by completing a separate
                       agreement. Call Institutional Services to receive a
                       copy.
                     . If there are no share certificates issued for the shares you want to sell or you have already returned them to
                       the Fund
                     . Unless you are selling shares in a Trust Company
                       retirement plan account
                     . Unless the address on your account was changed by phone
                       within the last 15 days
                     z If you do not want the ability to redeem by phone to
                       apply to your account, please let us know. If you later
                       decide you would like this option, send us written
                       instructions, with a signature guarantee.
-------------------------------------------------------------------------------
 THROUGH YOUR DEALER Call your investment representative
-------------------------------------------------------------------------------

If you redeem your shares by mail or phone, we will send your redemption check within seven days after we receive your request in proper form. If you would like the check to be sent to an address other than the address of record or to be made payable to someone other than the registered owners on the

                                               Templeton American Trust, Inc. .

account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, however, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

CONTINGENT DEFERRED SALES CHARGE


For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.
                                               . Templeton American Trust, Inc.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

 .Exchanges

 .Account fees

 .Sales of shares purchased pursuant to a sales charge waiver


 .Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
  (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares?--Other Payments to Securities Dealers"


 . Redemptions by the Fund when an account falls below the minimum required account size

 .Redemptions following the death of the shareholder or beneficial owner

 . Redemptions through a systematic withdrawal plan set up before February 1,
  1995


 . Redemptions through a systematic withdrawal plan set up on or after February
  1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.


 . Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

 .Tax-free returns of excess contributions from employee benefit plans

 . Distributions from employee benefit plans, including those due to termination or plan transfer


 . Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect

 . Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

                                               . Templeton American Trust, Inc.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


The Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.


TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.

                                               . Templeton American Trust, Inc.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price of the class you wish to purchase, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price of each class is based on the Net Asset Value per share of the class and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.


The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

 .Your name,

 .The Fund's name,
                                               Templeton American Trust, Inc. .

 .The class of shares,

 .A description of the request,

 .For exchanges, the name of the fund you're exchanging into,

 .Your account number,

 .The dollar amount or number of shares, and

 . A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature. YOU SHOULD BE ABLE TO OBTAIN A SIGNATURE GUARANTEE FROM A BANK, BROKER, CREDIT UNION, SAVINGS ASSOCIATION, CLEARING AGENCY, OR SECURITIES EXCHANGE OR ASSOCIATION. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.
                                              . Templeton American Trust, Inc.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.


To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

                                               Templeton American Trust, Inc. .

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


 TYPE OF ACCOUNT DOCUMENTS REQUIRED
------------------------------------------------------------------------------
 CORPORATION     Corporation Resolution
------------------------------------------------------------------------------
 PARTNERSHIP     1. The pages from the partnership agreement that identify the general partners, or
                 2. A certification for a partnership agreement
------------------------------------------------------------------------------
 TRUST           1. The pages from the trust document that identify the
                   trustees, or
                 2. A certification for trust
------------------------------------------------------------------------------



STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades(TM) System.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a

                                               . Templeton American Trust, Inc.

Securities Dealer notifies the Fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account.
                                                Templeton American Trust, Inc. .

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

 . obtain information about your account;

 . obtain price and performance information about any Franklin Templeton Fund;

 . exchange shares between identically registered Franklin accounts; and

 . request duplicate statements and deposit slips for Franklin accounts.


You will need the code number for each class to use TeleFACTS. The code number is 100 for Class I and 200 for Class II.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

 . Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

 . Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required
                                                 Templeton American Trust, Inc.

to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address. TICI is located at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.


                                         HOURS OF OPERATION (EASTERN TIME)
 DEPARTMENT NAME        TELEPHONE NO.    (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------
 Shareholder Services   1-800/632-2301   8:30 a.m. to 8:00 p.m.
 Dealer Services        1-800/524-4040   8:30 a.m. to 8:00 p.m.
 Fund Information       1-800/DIAL BEN   8:30 a.m. to 11:00 p.m.


                        (1-800/342-5236) 9:30 a.m. to 5:30 p.m. (Saturday)
 Retirement Plans       1-800/527-2020   8:30 a.m. to 8:00 p.m.


Institutional Services 1-800/321-8563   9:00 a.m. to 8:00 p.m.
 TDD (hearing impaired) 1-800/851-0637   8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.
                                               Templeton American Trust, Inc. .

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit


CLASS I AND CLASS II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.


CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."


ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries


FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

 . Templeton American Trust, Inc.

IRS - Internal Revenue Service

LETTER - Letter of Intent


MARKET TIMERS - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.


MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation


NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.


QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.


SEC - U.S. Securities and Exchange Commission

SECURITIES DEALEr - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system



TICI - Templeton Investment Counsel, Inc., the Fund's investment manager


                                              Templeton American Trust, Inc. .

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

 . Templeton American Trust, Inc.

INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

General. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Obtaining A Number. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

What SSN/TIN to Give. Please refer to the following guidelines:

                                                                Give Employer ID
Account Type        Give SSN of           Account Type          # of
--------------------------------------------------------------------------------
 . Individual        Individual            . Trust, Es-          Trust, Estate,
                                            tate, or Pen-       or Pension Plan
                                            sion Plan           Trust
                                            Trust
--------------------------------------------------------------------------------
 . Joint Indi-       Owner who will        . Corporation,        Corporation,
  vidual            be paying tax           Partnership,        Partnership, or
                    or                      or other            other
                    first-named             organization        organization
                    individual
--------------------------------------------------------------------------------
 . Unif. Gift/       Minor                 . Broker nomi-        Broker nominee
  Transfer to                               nee
  Minor
--------------------------------------------------------------------------------
 . Sole Proprie-     Owner of busi-
  tor               ness
--------------------------------------------------------------------------------
 . Legal Guard-      Ward, Minor, or
  ian               Incompetent
--------------------------------------------------------------------------------

Exempt Recipients. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:


                                            A real estate investment trust

 A corporation

                                            A common trust fund operated by
 A financial institution                    a bank under section 584(a)


 An organization exempt from tax            An exempt charitable remainder
 under section 501(a), or an                trust or a non-exempt trust
 individual retirement plan                 described in section 4947(a)(1)


 A registered dealer in                     An entity registered at all
 securities or commodities                  times under the Investment
 registered in the U.S. or a                Company Act of 1940
 U.S. possession

                                               Templeton American Trust, Inc. .

IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

 . Templeton American Trust, Inc.


NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the tax payer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.


WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.
                                               Templeton American Trust, Inc. .

                       RESOLUTION SUPPORTING AUTHORITY OF
                                              CORPORATE /ASSOCIATION SHAREHOLDER
--------------------------------------------------------------------------------

INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.

CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is the duly elected
         of            a
       Title                Corporation Name       Type of Organization
organized under the laws of the State of           and that the
                                                State
following is a true and correct copy of a resolution adopted by the Board of Directors by unanimous written consent (a copy of which is attached) or at a
meeting duly called and held on         , 19 .
  "RESOLVED that ___________________________________________________________
                                   Name of Corporation/Association

  (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc. ("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."

  FURTHER RESOLVED, that any (enter number)            of the following
  officers of this Company (acting alone, if one, or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/ Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The

 . Templeton American Trust, Inc.
  Company's officers authorized to act on behalf of the Company under this resolution are (enter officer titles only): ______________________________
  --------------------------------------------------------------------------
  --------------------------------------------------------------------------
  (referred to as the "Authorized Officers").

  FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

  FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton Fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any Indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).

                                               X
-----------------------------------------------------------------------
Name/title (please print or
 type)                                         Signature
                                               X
-----------------------------------------------------------------------
Name/title (please print or
 type)                                         Signature
                                               X
-----------------------------------------------------------------------
Name/title (please print or
 type)                                         Signature
                                               X
-----------------------------------------------------------------------
Name/title (please print or
 type)                                         Signature

Certified from minutes
X
--------------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------------
Name/title (please print or type)
CORPORATE SEAL (if appropriate)

                                               Templeton American Trust, Inc. .
                      This page intentionally left blank.

 . Templeton American Trust, Inc.
                      This page intentionally left blank.

                                               Templeton American Trust, Inc. .
                      This page intentionally left blank.

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST p Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH


Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund


GLOBAL GROWTH AND INCOME


Franklin Global  Utilities Fund
Franklin Templeton German Government Bond Fund
Franklin Templeton Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund


GLOBAL INCOME


Franklin Global Government Income Fund
Franklin Templeton Hard Currency Fund
Franklin Templeton High Income Currency Fund
Templeton Americas Government Securities Fund


GROWTH
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund


Mutual Discovery Fund


GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund


Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund


Templeton American Trust, Inc.


FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund


INCOME

Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund


Franklin's AGE High Income Fund


Franklin Investment Grade Income Fund
Franklin Short- Intermediate U.S. Government Securities Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund
Franklin Federal Money Fund


FOR CORPORATIONS:
Franklin Corporate Qualified Dividend Fund



FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate- Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**


VARIABLE ANNUITIES+
Franklin Valuemark*


Franklin Templeton
 Valuemark Income
 Plus (an immediate
 annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.


+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.


FGF 2/97         LOGO  Printed on recycled paper.__________________TL100 P 05/97